UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 30, 2015

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations.

On April 30, 2015, Extended Stay America, Inc. and ESH Hospitality, Inc. issued an earnings release announcing their results of operations for the three months ended March 31, 2015. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 30, 2015, Extended Stay America, Inc. and ESH Hospitality, Inc. issued a press release announcing that the Board of Directors of ESH Hospitality, Inc. declared a cash distribution of $0.15 per share for the first quarter of 2015, payable to ESH Hospitality, Inc.’s Class A and Class B common shareholders. Also, the Board of Directors of Extended Stay America, Inc. declared a cash distribution of $0.02 per share for the first quarter of 2015, payable to Extended Stay America, Inc.’s common shareholders. The distributions will be payable on May 28, 2015 to shareholders of record as of May 14, 2015. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 30, 2015, announcing results for the three months ended March 31, 2015.

99.2	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 30, 2015, announcing distribution for first quarter of 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: April 30, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: April 30, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 30, 2015, announcing results for the three months ended March 31, 2015.

99.2	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 30, 2015, announcing distribution for first quarter of 2015.